Exhibit 99.1
August 16, 2010
Securities and Exchange Commission
Washington, DC 20549
Ladies and Gentlemen:
We are engaged as the independent registered accounting firm for Clean Diesel Technologies, Inc. (the “Company”).
We have read the Company’s statements included under Item 4.02 of its Form 8-K dated August 16, 2010 and agree with such statements.
We notified the Company that the filing of the Form 10-Q for the quarter ended June 30, 2010, which included restated amounts for the three and six months ended June 30, 2009, triggered 8-K requirements to disclose non-reliance on coexisting information on its Form 10-Q for the six months ended June 30, 2009.
Very truly yours,
/s/ EISNERAMPER LLP
(formerly known as EISNER LLP)